--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 27, 1997

                    First Alliance Mortgage Loan Trust 1997-1
             (Exact name of registrant as specified in its charter)

                                                                APPLICATION
           New York                    33-99604-04                PENDING
(State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
        Incorporation)                   Number)            Identification No.)

            c/o The Chase Manhattan Bank
          450 West 33rd Street, 15th Floor
                 New York, New York                             10001-2697
       (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (212) 946-8500

                                    No Change
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

     First Alliance Mortgage Company registered issuances of up to $580,000,000 principal amount of Mortgage Loan Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-99604) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, First Alliance Mortgage Loan Trust 1997-1 (the "Registrant" or the "Trust") issued $73,000,000 in aggregate principal amount of its Mortgaged Loan Asset Backed Certificates, Series 1997-1 (the "Certificates"), on March 27, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of March 1, 1997, between First Alliance Mortgage Company (the "Company"), and in its capacity as servicer (the "Servicer") and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of three classes, the Class A-1 and Class A-2 Certificates (the "Class A Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates, the "Certificates"). Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

     The assets of the Trust initially will include two pools (each, a "Mortgage Loan Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust on one-to-four family residential properties. The Class A-1 Fixed Rate Group Certificates represent undivided ownership interests in a pool of fixed rate Mortgage Loans secured by mortgages that may be either in a first or in a junior lien position. The Class A-2 Variable Rate Group Certificates represent undivided ownership interests in a pool of variable rate Mortgage Loans secured by mortgages in a first lien position.

     Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Certificates will be 7.20% per annum. The Pass-Through Rate for the Class A-2 Certificates adjusts monthly and with respect to the first Payment Date will be 5.89% per annum.

     The  Class  A-1  Certificates   have  an  aggregate   principal  amount  of
$24,500,000. The Class A-2 Certificates have an aggregate principal amount of $48,500,000.

     As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 10, 1996 and the Prospectus Supplement dated March 11, 1997, filed pursuant to Rule 424(b)(5) of the Act on March 19, 1997.

     On March 27, 1997, the Trust acquired $19,359,839 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement and the Subsequent Transfer Agreement attached hereto as Exhibit 10.1 among the First Alliance Mortgage Company and the Trustee on behalf of the Trust dated as of March 27, 1997. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated September 10, 1996 and the Prospectus Supplement dated March 11, 1997, filed pursuant to Rule 424(b)(5) of the Act on March 19, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

     1.1 Underwriting Agreement, dated March 11, 1997, between First Alliance Mortgage Company and Prudential Securities Incorporated.

     4.1 Pooling and Servicing Agreement, dated as of March 1, 1997, among First Alliance Mortgage Company, as Company and Servicer, and The Chase Manhattan Bank, as Trustee.

     10.1 Subsequent Transfer Agreement, dated as of March 27, 1997, among First Alliance Mortgage Company and First Alliance Mortgage Loan Trust 1997-1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    By:   FIRST ALLIANCE MORTGAGE COMPANY, as
                                             Company


                                          By: /s/Brian Chisick
                                          ----------------------------------
                                           Name: Brian Chisick
                                            Title: President

Dated:  April 7, 1997

                                  EXHIBIT INDEX


Exhibit No.                        Description                         Page No.

1.1  Underwriting  Agreement,  dated March 11, 1997, between
     First   Alliance   Mortgage   Company  and   Prudential
     Securities Incorporated.

4.1  Pooling and Servicing  Agreement,  dated as of March 1,
     1997, among First Alliance Mortgage Company, as Company and Servicer, and The Chase Manhattan Bank, as Trustee.

10.1 Subsequent  Transfer  Agreement  dated as of March  27,
     1997,  among First Alliance  Mortgage Company and First
     Alliance Mortgage Loan Trust 1997-1.